UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement.

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials.

[  ] Soliciting Material Pursuant to §240.14a-12

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

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(2)	Form, Schedule or Registration Statement No.:

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TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.

11550 Ash Street, Suite 300
Leawood, Kansas  66211

_____________, 2011

Dear Fellow Stockholder:

You are cordially invited to attend the combined annual meeting of stockholders of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), and Tortoise MLP Fund, Inc. (“NTG”) (each a “Company” and collectively, the “Companies”) on Friday, May 20, 2011 at 10:00 a.m., Central Time at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

At the meeting, you will be asked (i) to elect one director of the Company, (ii) to approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions, (iii) to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2011, and (iv) to consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the Companies’ combined proxy statement, which gives detailed information about the proposals and why each Company’s Board of Directors recommends that you vote to approve each of the Company’s proposals, and the actual proxy for you to sign and return.  If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-362-9331.

Your vote is important.  Please complete, sign and date the enclosed proxy card (your ballot), and mail it in the postage-paid envelope included in this package.

Sincerely,

David J. Schulte
Chief Executive Officer of TYG, TYY, TYN & TPZ Senior Vice President of NTG

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.           WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.           This proxy contains four proposals for each Company: (i) to elect one director to serve until the 2014 Annual Stockholder Meeting: (ii) to consider and approve a proposal authorizing flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions; (iii) to ratify Ernst & Young LLP as the Company’s independent registered public accounting firm; and (iv) to consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

Q.           HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.           The Board of Directors of each Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.           HOW CAN I VOTE?

A.           You may vote your shares by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote by mail.  That will ensure your vote is counted should your plans change.

This information summarizes information that is included in more detail in the Proxy Statement.  We urge you to
read the entire Proxy Statement carefully.

If you have questions, call 1-866-362-9331.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Tortoise Energy Infrastructure Corporation
Tortoise Energy Capital Corporation
Tortoise North American Energy Corporation
Tortoise Power and Energy Infrastructure Fund, Inc.
Tortoise MLP Fund, Inc.:

NOTICE IS HEREBY GIVEN that the combined Annual Meeting of Stockholders of Tortoise Energy Infrastructure Corporation, Tortoise Energy Capital Corporation, Tortoise North American Energy Corporation, Tortoise Power and Energy Infrastructure Fund, Inc., and Tortoise MLP Fund, Inc., each a Maryland corporation (each a “Company” and, collectively, the “Companies”), will be held on Friday, May 20, 2011 at 10:00 a.m. Central Time at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 for the following purposes:

1.	For all Companies: To elect one director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified;

2.	For all Companies: To consider and vote upon a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions;

3.	For all Companies: To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2011; and

4.	For all Companies: To consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record as of the close of business on February 23, 2011 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).

By Order of the Board of Directors of each Company,

Connie J. Savage
Secretary

___________, 2011

Leawood, Kansas

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which postage is prepaid if mailed in the United States) is enclosed for that purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.

11550 Ash Street, Suite 300
Leawood, Kansas  66211

1-866-362-9331

COMBINED PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 20, 2011

This combined proxy statement is being sent to you by the Boards of Directors of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), and Tortoise MLP Fund, Inc. (“NTG”) (each a “Company” and collectively, the “Companies”).  The Board of Directors of each Company is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on May 20, 2011.  The Board of Directors of each Company has fixed the close of business on February 23, 2011 as the record date (the “record date”) for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof as set forth in this combined proxy statement.  This combined proxy statement and the enclosed proxy are first being mailed to stockholders on or about __________, 2011.

Each Company’s reports can be accessed through its link on its investment adviser’s website (www.tortoiseadvisors.com) or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 20, 2011:  This combined proxy statement is available on the internet at http://tygd.client.shareholder.com/annual-proxy.cfm.  On this site, you will be able to access the proxy statement for the annual meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals.  The following table presents a summary of the proposals for each Company and the class of stockholders of the Company being solicited with respect to each proposal.

Proposals	Class of Stockholders of Each Company Entitled to Vote

For Each Company

1. To elect the following individual as director for a term of three years:
Conrad S. Ciccotello	For each of TYG, TYY and NTG — Common Stockholders and Preferred Stockholders, voting as a single class For each of TYN and TPZ – Common Stockholders voting as a class

For Each Company

2. To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions	For each of TYG, TYY and NTG — Common Stockholders and Preferred Stockholders, voting as a single class For each of TYN and TPZ – Common Stockholders voting as a class

For Each Company

3. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending November 30, 2011	For each of TYG, TYY and NTG — Common Stockholders and Preferred Stockholders, voting as a single class For each of TYN and TPZ – Common Stockholders voting as a class

For Each Company

4. To consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.	For each of TYG, TYY and NTG - Common Stockholders and Preferred Stockholders, voting as a single class For each of TYN and TPZ – Common Stockholders voting as a class

PROPOSAL ONE

ELECTION OF ONE DIRECTOR

The Board of Directors of each Company unanimously nominated Conrad S. Ciccotello following a recommendation by the Nominating and Governance Committee of each of TYG, TYY, TYN, TPZ and NTG for election as a director at the combined annual meeting of stockholders of the Companies.  Mr. Ciccotello, currently a director of each Company, has consented to be named in this proxy statement and has agreed to serve if elected.  The Companies have no reason to believe that Mr. Ciccotello will be unavailable to serve.

The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Ciccotello as a director of each Company.  Currently, each Company has four directors.  In accordance with each Company’s Articles of Incorporation, its Board of Directors is divided into three classes of approximately equal size.  The terms of the directors of the different classes are staggered.  The term of Charles E. Heath expires on the date of the 2012 annual meeting of stockholders of each Company, and the terms of H. Kevin Birzer and John R. Graham expire on the date of the 2013 annual meeting of stockholders of each Company.  Pursuant to the terms of each of TYG’s, TYY’s and NTG’s preferred shares, the preferred stockholders of each of those Companies have the exclusive right to elect two directors to the Company’s Board.  The Board of each of TYG, TYY and NTG has designated Mr. Birzer and Mr. Heath as the directors the preferred stockholders of that Company shall have the right to elect.

On this proposal, for each of TYG, TYY and NTG, holders of preferred shares and common shares will vote together as a single class on the election of Mr. Ciccotello as a director of that Company.  For each of TYN and TPZ, holders of common shares will vote as a class on the election of Mr. Ciccotello as a director of that Company.  Stockholders do not have cumulative voting rights.

With respect to each Company, if elected, Mr. Ciccotello will hold office until the 2014 annual meeting of stockholders of each Company and until his successor is duly elected and qualified.  If Mr. Ciccotello is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company’s Board of Directors.

The following table sets forth each Board member’s name, age and address; position(s) with the Companies and length of time served; principal occupation during the past five years; the number of companies in the Fund Complex that each Board member oversees and other public company directorships held by each Board member.  Unless otherwise indicated, the address of each director is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”).  As of January 31, 2010, the Fund Complex included Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), and Tortoise Capital Resources Corporation (“TTO”).

Nominee For Director Who Is Independent:

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director

Conrad S. Ciccotello* (Born 1960	Director of each Company since its inception.
Tenured Associate Professor
of Risk Management and Insurance, Robinson College
of Business, Georgia State
University (faculty member
since 1999); Director of
Graduate Personal Financial
Planning Programs; formerly,
Editor, Financial Services
Review (an academic journal
dedicated to the study of
individual financial
management) (2001-2007);
formerly, faculty member, Pennsylvania State University
(1997-1999). Published
several academic and
professional journal articles
about energy infrastructure
and oil and gas MLPs.
			Six	None

*Mr. Ciccotello has also served as a Director of each of TYG, TYY, TYN, TPZ, NTG and TTO since its inception.  Mr. Ciccotello also served as a Director of (i) Tortoise Gas and Oil Corporation (“TGO”) from its inception until September 2009, when it was reorganized into TYN and (ii) Tortoise Total Return Fund, LLC (“TTRF”) from its inception until it was liquidated in December 2010.

Remaining Directors Who Are Independent:

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director

John R. Graham* (Born 1945)	Director of each Company since its inception.
Executive-in-Residence and
Professor of Finance (Part-
time), College of Business
Administration, Kansas State
University (has served as a
professor or adjunct professor
since 1970); Chairman of the
Board, President and CEO,
Graham Capital Management,
Inc. (primarily a real estate
development, investment and
venture capital company) and
Owner of Graham Ventures (a
business services and venture
capital firm); Part-time Vice
President Investments, FB
Capital Management, Inc. (a
registered investment adviser),
since 2007.  Formerly, CEO,
Kansas Farm Bureau Financial
Services, including seven
affiliated insurance or
financial service companies
(1979-2000).
			Six	None

Charles E. Heath* (Born 1942)	Director of each Company since its inception.	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	Six	None

*Mr. Graham and Mr. Heath have also served as Directors of each of TYG, TYY, TYN, TPZ, NTG and TTO since its inception.  Mr. Graham and Mr. Heath also served as Directors of (i) TGO from its inception until September 2009, when it was reorganized into TYN, and (ii) TTRF from its inception until it was liquidated in December 2010.

Remaining Director Who Is An Interested Person:

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director

H. Kevin Birzer* (Born 1959)	Director and Chairman of the Board of each Company since its inception.
Managing Director of the
Adviser since 2002. Formerly
Member, Fountain Capital Management, L.L.C.
(“Fountain Capital”), a
registered investment adviser
(1990 – 2009); Vice President, Corporate Finance
Department, Drexel Burnham
Lambert (1986-1989); and Vice President, F. Martin
Koenig & Co. (1983- 1986).
			Six	None

*Mr. Birzer, as a principal of the Adviser, is an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.  Mr. Birzer has also served as a Director and Chairman of the Board of each of TYG, TYY, TYN, TPZ, NTG and TTO since its inception.  Mr. Birzer also served as a Director and Chairman of the Board of (i) TGO from its inception until September 2009, when it was reorganized into TYN, and (ii) TTRF from its inception until it was liquidated in December 2010.

Each director was selected to join the Company’s Board of Directors based upon their character and integrity; their service as a director for other funds in the Tortoise Fund Complex; and their willingness and ability to serve and commit the time necessary to perform the duties of a director. In addition, as to each director other than Mr. Birzer, their status as an Independent Director, and, as to Mr. Birzer, his role with the Adviser was an important factor in his selection as a director. No factor was by itself controlling.

In addition to the information provided in the table above, each director possesses the following attributes: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and knowledge of energy infrastructure MLPs; Mr. Graham, experience as a college professor, executive leadership and business executive; Mr. Heath, executive leadership and business experience; and Mr. Birzer, investment management experience as an executive and portfolio manager and leadership roles with the Adviser.

Mr. Birzer serves as Chairman of the Board of Directors of each Company. Mr. Birzer is an “interested person” of the Company within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects the Board of Director’s belief that his experience, familiarity with the Company’s day-to-day operations and access to individuals with responsibility for the Company’s management and operations provides the Board of Directors with insight into the Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Heath serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the three directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and the Company’s management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of the Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

Information About Executive Officers

The preceding table and text gives more information about Mr. Birzer, the Chairman of the Board of the Companies.  The following table sets forth each other officer’s name, age and address; position(s) held with the Company and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex overseen by each officer and other public company directorships held by each officer.  Unless otherwise indicated, the address of each officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Each officer serves until his successor is elected and qualified or until his resignation or removal.  As principals of the Adviser, each of the following officers are “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.  Additionally, each of the following officers also serves as an officer of TYG, TYY, TYN, TPZ, NTG and TTO.

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer

David J. Schulte (Born 1961)
Chief Executive
Officer and President
of each of TYG,
TYY and TPZ since
inception; Chief
Executive Officer of
TYN since inception
and President of TYN
from inception to
September 2008;
Senior Vice President
of NTG since 2010.

Managing Director of the
Adviser since 2002; Full-
time Managing Director,
Kansas City Equity
Partners (“KCEP”), a
private equity firm (1993-
2002); Chief Executive
Officer of TTO since 2005
and President of TTO from
2005 to April 2007; CPA
and CFA designation.
			Six	None

Name and Age	Position(s) Held With The Company and Length of Time Served	Prinicpal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer

Terry C. Matlack (Born 1956)
Chief Financial
Officer of each of
TYG, TYY, TYN
and TPZ since
inception; Chief
Executive Officer of
NTG since 2010;
Assistant Treasurer
of each of TYG,
TYY and TYN from November 2005 to
April 2008; Treasurer
of each of TYG,
TYY and TYN from
its inception to
November 2005;
Chief Compliance
Officer of TYG from
2004 to May 2006
and of each of TYY
and TYN from its
inception through
May 2006; Director
of each of TYG,
TYY, TYN and TPZ
from its inception to September 2009.

Managing Director of the
Adviser since 2002; Full-
time Managing Director,
KCEP (2001- 2002).
Formerly, President,
GreenStreet Capital (1995 -
2001); Chief Financial
Officer of TTO since its inception; Assistant
Treasurer of TTO from
2005 to April 2008;
Director of TTO from its inception to September
2009; CFA designation.
			Six	Epiq Systems, Inc

Zachary A. Hamel (Born 1965)
Senior Vice President
of each of TYY and
TPZ since its
inception and of each
of TYG and TYN
since April 2007;
President of NTG
since 2010; Secretary
of each of TYG,
TYY and TYN from
its inception to April
2007.
		Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present); Senior Vice President of TTO since inception; Secretary of TTO from its inception to April 2007; CFA designation.	Six	None

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer

Kenneth P. Malvey (Born 1965)
Treasurer of each of
TYG, TYY and TYN
since 2005 and of
TPZ and NTG since
inception; Senior
Vice President of each
of TYY, TPZ
and NTG since inception  and of
each of TYG and
TYN since 2007;
Assistant Treasurer
of each of TYG,
TYY and TYN from
its inception to
November 2005.

Managing Director of the
Adviser since 2002;
Partner, Fountain Capital
(2002-present).  Formerly,
Investment Risk Manager
and member of the Global
Office of Investments, GE
Capital’s Employers
Reinsurance Corporation
(1996-2002); Senior Vice President of  TTO and
Treasurer of TTO since
2005; CFA designation.
			Six	None

Rob Thummel (Born 1972)	President of TYN since September 2008.
Investment Analyst of the
Adviser since 2004;
formerly, Director of
Finance at KLT Inc., a
subsidiary of Great Plains
Energy, from 1998 to
2004, and a Senior Auditor
at Ernst & Young from
1995 to 1998.
			One	None

P. Bradley Adams (Born 1960)	Chief Financial Officer of NTG since 2010.	Director of Financial Operations of the Adviser since 2005; Assistant Treasurer of TYG, TYY, TYN and TTO since April 2008, and of TPZ since inception.	One	None*

* Mr. Adams served as an independent Trustee of the Trendstar Investment Trust until June 2009.

Committees of the Board of Directors of each Company

Each Company’s Board of Directors currently has four standing committees:  (i) the Executive Committee; (ii) the Audit Committee for each of TYG, TYY and TYN and the Audit and Valuation Committee for TPZ and NTG; (iii) the Nominating and Governance Committee; and (iv) the Compliance Committee.  Currently, all of the non-interested directors, Messrs. Ciccotello, Graham and Heath, are the only members of each of these committees, except for the Executive Committee, for each Company.  Each Company’s Executive Committee currently consists of Mr. Birzer and Mr. Heath.

•
Executive Committee.  The Executive Committee of each Company has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature.  Mr. Birzer is an “interested person” of each Company as defined by Section 2(a)(19) of the 1940 Act.  In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.

•
Audit Committee/Audit and Valuation Committee.  The Audit Committee of each of TYG, TYY and TYN, and the Audit and Valuation Committee of TPZ and NTG, was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseadvisors.com) and in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Committee:  (i) approves and recommends to the Board the selection, retention or termination of the independent registered public accounting firm (“auditors”); (ii) approves services to be rendered by the auditors and monitors the auditors’ performance; (iii) reviews the results of each Company’s audit; and (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; and (v) responds to other matters as outlined in the Committee Charter.  Each Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act.  The Board of Directors of each company has determined that Conrad S. Ciccotello is an “audit committee financial expert.”  In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

•
Nominating and Governance Committee.  Each Nominating and Governance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of TYG, TYY, TYN, TPZ or NTG as defined in the 1940 Act. The Nominating and Governance Committee of each Company operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseadvisors.com). The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and

(v) may not delegate its authority.  The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Company’s Bylaws.  Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2012 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders.  Each Company’s Bylaws require all directors and nominees for directors  (1) to be at least 21 years of age and have substantial expertise, experience or relationships relevant to the business of the Company and (2) to have a master’s degree in economics, finance, business administration or accounting, to have a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or to have a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in Item 407 of Regulation S-K as promulgated by the SEC, or to be a current director of the Company.  The Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications.  The Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director.

•
Compliance Committee.  Each Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act.  Each Company’s Compliance Committee operates under a written charter adopted and approved by the Board.  The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Company’s Code of Ethics; and handles other matters as the Board or committee chair deems appropriate.

The Board of Directors’ role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the Company’s business operations, investment performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the Company’s policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee or Audit and Valuation Committee, as applicable, and such other standing or special committees as may be established from time to time. For example, the Audit Committee or Audit and Valuation Committee, as applicable, will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

None of the Companies currently has a standing compensation committee.  None of the Companies has any employees and the New York Stock Exchange does not require boards of directors of registered closed-end funds to have a standing compensation committee.

The following table shows the number of Board and committee meetings held during the fiscal year ended November 30, 2010 for each of the Companies:

	TYG	TYY	TYN	TPZ	NTG
Board of Directors	6	6	6	7	6
Executive Committee	1	1	0	0	2
Audit Committee (TYG, TYY, TYN)	2	2	2	N/A	N/A
Audit and Valuation Committee (TPZ, NTG)	N/A	N/A	N/A	2	1
Nominating and Governance Committee	1	1	1	1	1
Compliance Committee	1	1	1	1	0

During the 2010 fiscal year, for each of the Companies, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served.  None of the Companies has a policy with respect to Board member attendance at annual meetings.  All of the directors of each of TYG, TYY, TYN and TPZ attended the Company’s 2010 annual meeting.  NTG’s initial public offering occurred in July 2010 and therefore, it did not have an annual meeting of stockholders in 2010.

Director and Officer Compensation

None of the Companies compensates any of its directors who are interested persons nor any of its officers.  The following table sets forth certain information with respect to the compensation paid by each Company and the Fund Complex for fiscal 2010 to each of the current directors for their services as a director.  None of the Companies has any retirement or pension plans.

Name of Person, Position	Aggregate Compensation from Company (1)					Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Directors (3)
	TYG	TYY	TYN	TPZ	NTG(2)
Independent Directors
Conrad S. Ciccotello	$41,000	$33,000	$19,000	$19,000	$16,667	$0	$0	$169,667
John R. Graham	$38,000	$30,000	$18,000	$18,000	$15,667	$0	$0	$156,667
Charles E. Heath	$38,000	$30,000	$18,000	$18,000	$15,667	$0	$0	$156,667

(1)	No amounts have been deferred for any of the persons listed in the table.
(2)	Amounts reflect payments for fiscal 2010, which was not a full fiscal year.
(3)	In addition to TYG, TYY, TYN, TPZ, NTG and TTO, the current members of the Fund Complex, also includes TTRF, a member of the Fund Complex during fiscal 2010.

For the 2011 fiscal year, each independent director receives an annual retainer from each Company as set forth below, and a fee of $2,000 for each meeting of the Board of Directors or Audit

Committee/Audit and Valuation Committee he attends in person (or $1,000 for each Board or Audit Committee/Audit and Valuation Committee meeting attended telephonically, or for each Audit Committee/Audit and Valuation Committee meeting attended in person that is held on the same day as a Board meeting). Independent directors also receive $1,000 for each other committee meeting attended in person or telephonically (other than Audit Committee/Audit and Valuation Committee meetings). The Chairman of the Audit Committee/Audit and Valuation Committee receives an additional annual retainer as set forth below. Each other committee chairman receives an additional annual retainer of $1,000.  The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees.

	TYG	TYY	TYN	TPZ	NTG
Annual Board Retainer	$28,000	$19,000	$6,000	$6,000	$26,000
Audit Committee Chairman Retainer	$ 2,000	$ 2,000	$1,000	N/A	N/A
Audit and Valuation Committee Chairman Retainer	N/A	N/A	N/A	$1,000	$ 2,000

Required Vote.  With respect to TYG, TYY and NTG, Mr. Ciccotello will be elected by the vote of a plurality of all shares of common stock and preferred stock of the Company present at the meeting, in person or by proxy.  With respect to TYN and TPZ, Mr. Ciccotello will be elected by the vote of a plurality of all shares of common stock of the Company present at the meeting, in person or by proxy.  When there is one vacancy for director, as is the case here, a vote by plurality means the nominee with the highest number of affirmative votes, regardless of the votes withheld for that candidate, will be elected.  Therefore, withheld votes and broker non-votes will not be counted towards the achievement of a plurality.  With respect to TYG, TYY and NTG, each common share and each preferred share is entitled to one vote in the election of Mr. Ciccotello.  With respect to TYN and TPZ, each common share is entitled to one vote in the election of Mr. Ciccotello.

BOARD RECOMMENDATION

The Board of Directors of each of TYG, TYY and NTG unanimously recommends that the common and preferred stockholders of that Company vote “for” Mr. Ciccotello as a director.  The Board of Directors of TYN and TPZ unanimously recommends that the common stockholders of that Company vote “for” Mr. Ciccotello as a director.

PROPOSAL TWO

APPROVAL TO SELL COMMON SHARES
BELOW NET ASSET VALUE

Each Company is a closed-end management investment company under the 1940 Act and is generally prohibited from issuing its common shares at a price below the net asset value per share ("NAV"), subject to certain exceptions.  One of these exceptions would allow the Companies to sell their common shares below NAV if they obtain stockholder approval.

Each Company is seeking approval of this proposal so that it may, in one or more public or private offerings of its common stock, sell or otherwise issue shares of its common stock, not exceeding 25% of its then outstanding common stock, at a price below its then current NAV, subject to certain conditions discussed below.  If approved for a Company, the authorization would be effective for that Company for a period of one year or until the date of the 2012 annual meeting of stockholders for that Company, whichever is earlier.

The Board of Directors of each Company, including a majority of each Company's independent directors, has approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval.

Reasons to Offer Common Stock Below NAV

Current global economic conditions have created, and the Companies believe will continue to create, favorable opportunities to invest at attractive risk-adjusted returns, including opportunities that, all else being equal, could prove to be accretive to the Companies total return over the long term.  In addition, each of the Companies also believes situations may arise in which it is in the best interests of the Company and its stockholders to issue its common shares below NAV to retire outstanding leverage.  Because each of the Companies generally attempts to remain fully invested and does not maintain cash for purposes of making investments or retiring leverage, each Company needs to be able to maintain consistent access to equity capital.  Stockholder approval of this proposal for a Company to sell its common shares below NAV, subject to the conditions set forth herein, is expected to provide that Company such access.

The following table lists the high and low sales prices for the common stock of each Company, as reported on the New York Stock Exchange, and the closing sales price as a percentage of NAV for its two previous fiscal years (or since its initial public offering for TPZ and NTG). On ________, 2011, the closing sales price of each Company's common stock on the New York Stock Exchange was $_______ per share for TYG, $______ per share for TYY, $______ per share for TYN, $_______ per share for TPZ and $_______ per share for NTG.

	Sales Price			High Sales	Low Sales
Quarter Ended	NAV(1)	High	Low	Price to NAV(2)	Price to NAV(2)
Fiscal Year Ended November 30, 2009
First Quarter
TYG	$18.50	$22.85	$15.55	23.5%	-15.9%
T YY	$14.42	$17.30	$10.48	20.0%	-27.3%
TYN	$12.72	$14.15	$ 8.06	11.2%	-36.6%
TPZ	N/A	N/A	N/A	N/A	N/A
NTG	N/A	N/A	N/A	N/A	N/A
Second Quarter
TYG	$21.78	$26.00	$16.84	19.4%	-22.7%
TYY	$17.21	$18.25	$13.25	6.0%	-23.0%
TYN	$16.70	$15.46	$9.91	-7.4%	-40.7%
TPZ	N/A	N/A	N/A	N/A	N/A

NTG	N/A	N/A	N/A	N/A	N/A
Third Quarter
TYG	$22.92	$27.90	$24.03	21.7%	4.8%
TYY	$18.01	$20.74	$17.00	15.2%	-5.6%
TYN	$17.67	$18.89	$14.96	6.9%	-15.3%
TPZ	$19.00	$20.10	$20.00	5.8%	5.3%
NTG	N/A	N/A	N/A	N/A	N/A
Fourth Quarter
TYG	$25.53	$29.50	$24.17	15.6%	-5.3%
TYY	$19.90	$22.38	$17.98	12.5%	-9.6%
TYN	$20.22	$20.46	$16.41	1.2%	-18.8%
TPZ	$20.55	$20.00	$18.36	-2.7%	-10.7%
NTG	N/A	N/A	N/A	N/A	N/A
Fiscal Year Ended November 30, 2010
First Quarter
TYG	$28.06	$33.02	$28.11	17.7%	0.2%
TYY	$21.76	$24.31	$21.46	11.7%	-1.4%
TYN	$21.84	$23.94	$19.81	9.6%	-9.3%
TPZ	$21.96	$20.55	$19.18	-6.4%	-12.7%
NTG	N/A	N/A	N/A	N/A	N/A
Second Quarter
TYG	$27.38	$35.33	$30.50	29.0%	11.4%
TYY	$21.27	$27.07	$22.91	27.3%	7.7%
TYN	$21.26	$24.84	$20.02	16.8%	-5.8%
TPZ	$21.55	$22.12	$19.94	2.6%	-7.5%
NTG	N/A	N/A	N/A	N/A	N/A
Third Quarter
TYG	$29.52	$35.47	$30.88	20.2%	4.6%
TYY	$22.85	$27.80	$22.50	21.7%	-1.5%
TYN	$22.53	$25.01	$22.24	11.0%	-1.3%
TPZ	$22.96	$22.42	$20.18	-2.4%	-12.1%
NTG	$23.43	$25.01	$25.00	6.7%	6.7%
Fourth Quarter
TYG	$32.91	$38.68	$33.14	17.5%	0.7%
TYY	$25.27	$28.31	$24.81	12.0%	-1.8%
TYN	$24.51	$27.00	$23.97	10.2%	2.2%
TPZ	$24.47	$24.12	$22.18	-1.4%	-9.4%
NTG	$24.91	$25.02	$23.82	0.4%	-4.4%

(1)NAV is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)Calculated as the respective high or low sales price divided by NAV.

Examples of Dilutive Effect of the Issuance of Shares Below NAV

The following table illustrates the reduction to NAV and dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount to NAV, although it is not possible to predict the level of market price decline that may occur.  Actual sales prices and discounts may differ from the presentation below; provided the Company will not issue common shares at a price that, after deducting offering expenses and commissions, reflects a discount to NAV of more than 10%.

The examples assume that company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities.  The current net asset value and NAV are thus $10,000,000 and $10.00.  The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount to NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount to NAV) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount to NAV).  The table assumes offering expenses and commissions of 5%.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 10% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	--	$ 10.00	--	$ 9.47	--	$ 9.47	--
Net Proceeds per Share to Issuer	--	$ 9.50	--	$ 9.00	--	$ 9.00	--

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$ 10.00	$ 9.98	(0.20)%	$ 9.91	(0.90)%	$ 9.83	(1.70)%

Share Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	--	10,000	--	10,000	--
Percentage of Shares Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$ 100,000	$ 99,800	(0.20)%	$ 99,100	(0.90)%	$ 98,300	(1.70)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$ 100,000	$ 100,000	--	$ 100,000	--	$ 100,000	--
Total Dilution to Stockholder A (Total NAV Less Total Investment)	--	$ (200)	--	$ (900)	--	$ (1,700)	--
Per Share Amounts
NAV per Share Held by Stockholder A	--	$ 9.98	--	$ 9.91	--	$ 9.83	--
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$ 10.00	$ 10.00	--	$ 10.00	--	$ 10.00	--
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	--	$ (0.02)	--	$ (0.09)	--	$ (0.17)	--
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	--	--	(0.20)%	--	(0.90)%	--	(1.70)%

Conditions to Sale Below NAV

If stockholders approve this proposal, each Company will only issue shares of its common stock at a price below NAV pursuant to this stockholder proposal if the following conditions are met:

•
a majority of the Company's directors who have no financial interest in the transaction and a majority of the Company's independent directors have determined that any such sale would be in the best interests of the Company and its stockholders; and

•
a majority of the Company's directors who have no financial interest in the transaction and a majority of the Company's independent directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such common stock or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

•
if the net proceeds of any such sale are to be used to make investments, a majority of the Company's directors who have no financial interest in the transaction and a majority of the Company's independent directors, have made a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investment(s) to be made will lead to a long-term increase in distribution growth.

•
the price per common share in any such sale, after deducting offering expenses and commissions, reflects a discount to NAV, as determined at any time within two business days prior to the pricing of the common stock to be sold, of no more than 10%.

For these purposes, directors will not be deemed to have a financial interest solely by reason of their ownership of the Company's common stock.

As discussed below under the caption “More Information About the Meeting – Investment Advisory Agreement,” with respect to each Company, the Adviser is paid a fee based upon the Company’s average monthly Managed Assets (as defined below).  Therefore, the Adviser’s interest in determining whether to recommend that a Company issue common shares below NAV may conflict with the interests of the Company and its stockholders, as such an issuance will result in an increase in a Company’s Managed Assets and ultimately in the fee paid to the Adviser.  The Adviser is controlled directly or indirectly by officers and the interested director of each Company, among others.  For that reason, any issuance of shares at a price below NAV must be approved by a majority of the disinterested directors.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, each Company’s common stockholders should consider the dilutive effect of the issuance of shares of the Company’s common stock at less than NAV per share on the NAV per outstanding share of common stock. Any sale of common stock at a price below NAV would result in an immediate dilution of the NAV per outstanding share to existing common stockholders and may also adversely affect the market price of the Company’s common stock.  There is a connection between the common share sale price and NAV because when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the Company.  As discussed above, it should be noted that the maximum number of common shares issuable below NAV that could result in such dilution is limited to 25% of the Company’s then outstanding common stock.

Common stockholders of a Company should also consider that holders of the Company’s common stock have no subscription, preferential or preemptive rights to acquire additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering to maintain their percentage interest.  Further, if current stockholders of a Company either do not purchase any shares in an offering conducted by the Company or do not purchase sufficient shares in the offering to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their percentage of the Company’s distributions and their voting power will be diluted.

Common stockholders should also consider the impact that issuances of shares of common stock below NAV have on each Company’s expense ratio.  In general, assuming that a fund’s expenses consist of both fixed and variable costs, any time the fund issues shares the expense ratio should decrease because the fixed costs are spread over a larger amount of assets.  If a Company issues shares of common stock below NAV, assuming its expenses consist of both fixed and variable costs, the Company’s expense ratio will decrease; however, it will not decrease as much as it would have had the shares been issued at NAV.

Finally, any sale of substantial amounts of a Company's common stock in the open market may adversely affect the market price of its common stock.  In addition, future sales of a Company's common stock to the public may create a potential market overhang, which is the existence of a large block of shares readily available for sale that could lead the market to discount the value of shares held by other investors.

Required Vote

For each Company, the proposal must be approved by both (a) the affirmative vote of a majority of all common stockholders of record, as of the record date, and (b) the affirmative vote of a majority of the shares voted, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock (if any), voting together as a single class.  If both approvals are not obtained, the proposal will not pass.

Solely for the purpose of determining whether a majority of the number of common stockholders of record of a Company approved the proposal as required in (a) above, the number of common shares held by any single stockholder will not be relevant.  For the purpose of determining whether a majority of the number of common stockholders of record of a Company approved the proposal, abstentions and broker non-votes, if any, recorded by record owners will have the effect of a vote against the proposal.

With respect to each Company, solely for the purposes of determining whether a majority of the shares voted by the stockholders entitled to vote approved this proposal as required in (b) above, each common share, and in the case of TYG, TYY and NTG each preferred share, is entitled to one vote, and abstentions and broker non-votes will not be counted as shares voted and will have no effect on the result of the vote.

BOARD RECOMMENDATION

The Board of Directors of each Company unanimously recommends that stockholders of the Company vote “for” the proposal to allow the Company to sell its common shares below net asset value.

PROPOSAL THREE

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of each Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“E&Y”) as the independent registered certified public accountants (“independent auditors”), to audit the accounts of the Company for the fiscal year ending November 30, 2011.  E&Y’s selection was approved by each Company’s Audit Committee (Audit and Valuation Committee in the case of TPZ and NTG).  Their selection also was ratified and approved by the Board of Directors of each Company, including a majority of the directors who are not “interested persons” of the Company within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards.

E&Y has audited the financial statements of each Company since prior to each Company’s commencement of business (TYG in February 2004, TYY in May 2005, TYN in October 2005, TPZ in July 2009, and NTG in July 2010) and does not have any direct financial interest or any material indirect financial interest in any of the Companies.  A representative of E&Y is expected to be available at the meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.  Each Company’s Audit Committee (Audit and Valuation Committee in the case of TPZ and NTG) meets twice each year with representatives of E&Y to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

Required Vote

E&Y will be ratified as a Company’s independent registered public accounting firm by the affirmative vote of a majority of the shares voted, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock (if any), voting together as a single class.  With respect to each of TYG, TYY and NTG, each common share and each preferred share is entitled to one vote on this proposal.  With respect to TYN and TPZ, each common share is entitled to one vote on this proposal.  For the purposes of the vote on this proposal for each Company, abstentions and broker non-votes will not be counted as shares voted and will have no effect on the result of the vote.

BOARD RECOMMENDATION

The Board of Directors of each Company unanimously recommends that stockholders of the Company vote “for” the ratification of Ernst & Young LLP as the Company’s Independent Public Accounting Firm.

AUDIT COMMITTEE REPORT – TYG, TYY, TYN
AUDIT AND VALUATION COMMITTEE REPORT – TPZ and NTG

The Audit Committee of each of TYG, TYY and TYN, and the Audit and Valuation Committee of each of TPZ and NTG, reviews the Company’s annual financial statements with both management and the independent auditors.

The Audit Committee or Audit and Valuation Committee, as applicable, of each Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors.  Each Company’s Audit Committee or Audit and Valuation Committee, as applicable, has reviewed and discussed the Company’s audited financial statements for the fiscal year ended November 30, 2010 with management.  Management of each Company has represented to the independent auditors that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committee or Audit and Valuation Committee, as applicable, of each Company has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The independent auditors provided to each Company’s Audit Committee or Audit and Valuation Committee, as applicable, the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee or Audit and Valuation Committee, as applicable, concerning independence, and each Company’s Audit Committee, or Audit and Valuation Committee, as applicable, discussed with representatives of the independent auditors their firm’s independence with respect to that Company.

With respect to each Company, based on the Audit Committee’s or Audit and Valuation Committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committee, the Audit Committee or Audit and Valuation Committee, as applicable, recommended that the Board include the audited financial statements in the Company’s Annual Report for filing with the SEC.

The Audit Committee of each of
TYG, TYY and TYN
and
The Audit and Valuation Committee of each of
TPZ and NTG

Conrad S. Ciccotello (Chairman)
Charles E. Heath
John R. Graham

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Company’s Audit Committee (Audit and Valuation Committee in the case of TPZ and NTG) selected E&Y as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2011.  E&Y is registered with the Public Company Accounting Oversight Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FEES AND SERVICES

The following table sets forth the approximate amounts of the aggregate fees billed to each Company for the fiscal years ended November 30, 2009 and 2010 by E&Y, respectively:

TYG			TYY		TYN
	2009	2010	2009	2010	2009	2010
Audit Fees(1)	$157,000	$168,000	$179,000	$180,000	$205,000	$109,000
Audit-Related Fees(2)	$ 6,000	$ 2,000	$ 3,000	$ 2,000	-	-
Tax Fees(3)	$ 47,000	$ 55,000	$ 47,000	$ 48,000	$ 56,000	$ 39,000
All Other Fees	-	-	-	-	-	-
Aggregate Non-Audit Fees	$ 53,000	$ 57,000	$ 50,000	$ 50,000	$ 56,000	$ 39,000

	TPZ		NTG
	2009	2010	2009	2010
Audit Fees(1)	$ 42,000	$111,000	(4)	$107,000
Audit-Related Fees(2)	$ 3,000	$ 2,000	(4)	-
Tax Fees(3)	$ 17,000	$ 17,000	(4)	$ 16,000
All Other Fees	-	-	(4)	-
Aggregate Non-Audit Fees	$ 20,000	$ 19,000	(4)	$ 16,000

(1)	For professional services rendered with respect to the audit of each Company’s financial statements and the review of each Company’s statutory and regulatory filings with the SEC.

(2)	For professional services rendered with respect to assurance related services in connection with each Company’s compliance with its rating agency guidelines.

(3)	For professional services for tax compliance, tax advice and tax planning.

(4)	NTG commenced operations on July 30, 2010 and did not pay E&Y any fees in 2009.

The Audit Committee of each Company (Audit and Valuation Committee in the case of TPZ and NTG) has adopted pre-approval polices and procedures.  Under these policies and procedures, the Audit Committee of each Company (Audit and Valuation Committee in the case of TPZ and NTG) pre-approves (i) the selection of the Company’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm.  With respect to each Company, the Chairman of the Audit Committee of the Company (Audit and Valuation Committee in the case of TPZ and NTG) may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full Audit Committee (Audit and Valuation Committee in the case of TPZ and NTG) at its next meeting for ratification.  Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since each Company’s respective adoption of these policies and procedures, the Audit Committee of the Company (Audit and Valuation Committee in the case of TPZ and NTG) has pre-approved all audit and non-audit services provided to the Company by E&Y.  None of these services provided by E&Y were approved by the Audit Committee (Audit and Valuation Committee in the case of TPZ and NTG) pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.  All of E&Y’s hours spent on auditing each Company’s financial statements were attributed to work performed by full-time permanent employees of E&Y.

The Adviser paid to E&Y $88,000 in 2010 and $130,000 in 2009 for research and consultations relating to fund structure, tax and accounting, and audit-related fees relating to closed-end management investment companies prior to their initial public offerings.  These non-audit services were not required to be preapproved by each Company’s Audit Committee (Audit and Valuation Committee in the case of TPZ and NTG).  No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to any of the Companies, has paid to, or been billed for fees by, E&Y for non-audit services rendered to the Adviser or such entity during the Companies’ last two fiscal years.

The Audit Committee of each Company (Audit and Valuation Committee in the case of TPZ and NTG) has considered whether E&Y’s provision of services (other than audit services) to the Company, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Company is compatible with maintaining E&Y’s independence in performing audit services.

OTHER MATTERS

The Board of Directors of each Company knows of no other matters that are intended to be brought before the meeting.  If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

At December 31, 2010, each director beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of each Company and in the Funds overseen by each director in the same Fund Complex having values within the indicated dollar ranges.  Other than the Fund Complex, with respect to each Company, none of the Company’s directors who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

Director	Dollar Range of Holdings in the Company (1)

Interested Persons	TYG	TYY	TYN	TPZ	NTG
H. Kevin Birzer	Over $100,000	Over $100,000	Over $100,000	$10,001-$50,000	$50,001-$100,000

Independent Persons
Conrad S. Ciccotello	Over $100,000	$50,001-$100,000	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000
John R. Graham	Over $100,000	Over $100,000	$50,001-$100,000	$10,001-$50,000	Over $100,000
Charles E. Heath	Over $100,000	Over $100,000	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000

Director	Aggregate Dollar Range of Holdings in Funds Overseen by Director in Fund Complex (2)

Interested Persons
H. Kevin Birzer	Over $100,000

Independent Persons
Conrad S. Ciccotello	Over $100,000
John R. Graham	Over $100,000
Charles E. Heath	Over $100,000

(1)	Based on the closing price of each Company’s common shares on the New York Stock Exchange on December 31, 2010.

(2)	Includes TYG, TYY, TYN, TPZ, NTG and TTO. Amounts based on the closing price of each of TYG’s, TYY’s, TYN’s, TPZ’s, NTG’s and TTO’s common shares on the New York Stock Exchange on December 31, 2010.

At December 31, 2010, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common and preferred stock of each Company (or percentage of outstanding shares).  Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.

	Number of Shares
	TYG Common Shares	TYG Preferred Shares	TYY Common Shares	TYY Preferred Shares	TYN Common Shares	TPZ Common Shares	NTG Common Shares	NTG Preferred Shares
Independent Directors
Conrad Ciccotello	3,576.95(1)	0	1,914.43	0	2,294.91(2)	690.25(3)	608.85	0
John Graham	10,492.49(4)	0	4,627.64(5)	0	2,074.10(6)	920.33(6)	7,029.49(7)	0
Charles Heath	8,000.00(8)	0	6,300.00(9)	0	1,618.71(8)	3,000.00(10)	2,000.00(10)	0

Interested Directors and Officers
H. Kevin Birzer	42,218.32(11)	0	16,857.64(12)	0	6,620.11(13)	1,100.00(14)	2,623.59(15)	0
Terry Matlack	13,792.09(16)	2,500(16)	11,914.81(17)	1,704(16)	13,264.09(16)	3,383.08(16)	2,829.49(16)	0
Zachary A. Hamel	4,335.09(18)	4,650(19)	4,150.12(20)	691	563.67	1,000.00	4,000.00	0
Kenneth P. Malvey	9,111.19(21)	10,900(22)	1,627.78(23)	1,662(24)	2,251.29(25)	1,913.00(26)	5,535.00(27)	0
David J. Schulte	4,794.64(28)	500	2,808.82(29)	345	6,269.57(30)	2,250.00	3,014.74	0
P. Bradley Adams	N/A	N/A	N/A	N/A	N/A	N/A	501.47(31)	0
Rob Thummel	N/A	N/A	N/A	N/A	868.15	N/A	N/A	N/A

Directors and Officers as a Group (8 for TYG, TYY and TPZ; 9 for TYN and NTG)	96,320.77	18,550	50,201.24	4,402	35,824.60	14,256.66	28,142.63	0

% of Outstanding Shares (32)
	TYG Common Shares	TYG Preferred Shares	TYY Common Shares	TYY Preferred Shares	TYN Common Shares	TPZ Common Shares	NTG Common Shares	NTG Preferred Shares
Independent Directors
Conrad Ciccotello	*	N/A	*	N/A	*	*	*	N/A
John Graham	*	N/A	*	N/A	*	*	*	N/A
Charles Heath	*	N/A	*	N/A	*	*	*	N/A

Interested Directors and Officers
H. Kevin Birzer	*	N/A	*	N/A	*	*	*	N/A
Terry Matlack	*	*	*	*	*	*	*	N/A
Zachary A. Hamel	*	*	*	*	*	*	*	N/A
Kenneth P. Malvey	*	*	*	*	*	*	*	N/A
David J. Schulte	*	*	*	*	*	*	*	N/A
P. Bradley Adams	N/A	N/A	N/A	N/A	N/A	N/A	*	N/A
Rob Thummel	N/A	N/A	N/A	N/A	*	N/A	N/A	N/A

Directors and Officers as a Group (8 for TYG, TYY and TPZ; 9 for TYN and NTG)	*	*	*	*	*	*	*	N/A

*Indicates less than 1%.

(1)	Includes 300 shares held jointly with his wife.
(2)	Includes 337.76 shares held jointly with his wife.
(3)	Mr. Ciccotello holds these shares jointly with his wife.
(4)
Includes 3,000 shares held in the John R. Graham Trust, of which Mr. Graham is the sole trustee, and 4,000 shares held by the Master Teacher Profit Sharing Trust, of which Mr. Graham is the sole trustee and for which he disclaims beneficial ownership.

(5)	Includes 1, 472.66 shares held in the John R. Graham Trust, of which Mr. Graham is the sole trustee.
(6)	All shares held in the John R. Graham Trust, of which Mr. Graham is the sole trustee.
(7)
Includes 4,029.49 shares held in the John R. Graham Trust, of which Mr. Graham is the sole trustee, and 2,000 shares held in the Mary Lee Graham Trust of which Mr. Graham is a trustee with full investment discretion.

(8)	All shares held by the Charles E. Heath Trust, of which Mr. Heath and his spouse are the trustees.
(9)	Includes 4,300 shares held by the Charles E. Heath Trust #1, of which Mr. Heath is a trustee, and 2,000 shares held by the Charles F. Heath Trust #1, Trust B, of which Mr. Heath is a trustee.
(10)	All shares held by the Charles F. Heath Trust #1, Trust B, of which Mr. Heath is a Trustee.
(11)
Includes 30,298.74 shares Mr. Birzer holds jointly with his wife and 1,807.73 shares held by Mr. Birzer’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.

(12)
Includes 15,973.92 shares Mr. Birzer holds jointly with his wife and 883.72 shares held by Mr. Birzer’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.

(13)
Includes 5,754.86 shares Mr. Birzer owns jointly with his wife and 865.25 shares held by Mr. Birzer’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.

(14)
Includes 500 shares Mr. Birzer holds jointly with his wife and 600 shares held by Mr. Birzer’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.

(15)
Includes 2,014.74 shares Mr. Birzer holds jointly with his wife and 608.82 shares held by Mr. Birzer’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.

(16)	All shares are held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(17)	Includes 11,465.66 shares held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(18)	Includes 320 shares held by Mr. Hamel’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(19)	Includes 1,150 shares held by Mr. Hamel’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(20)	Includes 150 shares held by Mr. Hamel’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(21)
Includes 2,129.48 shares held by Mr. Malvey’s wife, 121 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian, and 116 shares held in his grandmother’s trust of which he is a co-trustee.

(22)	Includes 2,400 shares held in his grandmother’s trust of which Mr. Malvey is a co-trustee.
(23)	Includes 500 shares held by Mr. Malvey’s wife and 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(24)	Shares held in his grandmother’s trust of which Mr. Malvey is a co-trustee.
(25)
Includes 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian, and 117 shares held in his grandmother’s trust of which Mr. Malvey is a co-trustee.

(26)
Includes 750 shares held by Mr. Malvey’s wife, 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian, and 313 shares held in his grandmother’s trust of which he is a co-trustee.

(27)
Includes 1,000 shares held by Mr. Malvey’s wife, 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian, and 3,435 shares held in his grandmother’s trust of which Mr. Malvey is a co-trustee.

(28)	Includes 1,300 shares held jointly with his wife.
(29)	Includes 1,300 shares held jointly with his wife and 200 shares held in children’s accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(30)	Includes 3,500 shares held jointly with his wife and 200 shares held in children’s accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(31)	Includes 101.47 shares held jointly with his wife.
(32)
Based on the following shares outstanding as of December 31, 2010:  27,199,433 shares of TYG common stock, 7,300,000 shares of TYG preferred stock, 19,345,016 shares of TYY common stock, 5,000,000 shares of TYY preferred stock, 6,295,750 shares of TYN common stock, 6,940,986 shares of TPZ common stock, 45,404,188 shares of NTG common stock and 3,600,000 shares of NTG preferred stock.

As of December 31, 2010, to the knowledge of TYG, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of TYG.  As of December 31, 2010, to the knowledge of TYY, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding preferred shares of TYY.  As of December 31, 2010, to the knowledge of TPZ, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding shares of TPZ.  As of December 31, 2010, to the knowledge of NTG, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of NTG or more than 5% of the outstanding preferred shares of NTG.

The table below indicates the persons known to TYG to own 5% or more of its shares of preferred stock as of December 31, 2010.  The beneficial owner listed below has sole power to vote and dispose of the shares listed in the table below.

Name and Address	Number of TYG Preferred Shares	Percent of Class

Karpus Management, Inc., d/b/a Karpus Investment Management (*) 183 Sully’s Trail Pittsford, New York 14534	637,776	8.7%
__________________
(*)	Information with respect to this beneficial owner and its beneficial ownership is based on a Schedule 13G filed on February 4, 2011.

The table below indicates the persons know to TYY to own 5% or more of its shares of common stock as of December 31, 2010.  The beneficial owners listed below share the power to vote and dispose of the shares listed in the table below.

Name and Address	Number of TYY Common Shares	Percent of Class

First Trust Portfolios L.P.(**) First Trust Advisers L.P.(**) The Charger Corporation(**) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,176,281	6.1%
____________________
(**)
Information based on 13G filing jointly filed by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P. on January 24, 2011.  The Charger Corporation is the General Partner of both First Trust Portfolios L.P. and First Trust Advisors L.P.  First Trust Portfolios L.P. acts as sponsor of certain unit investment trusts which hold shares of TYY.

The table below indicates the persons known to TYN to own 5% or more of its shares of common stock as of December 31, 2010.  The beneficial owners listed below share the power to vote and dispose of the shares listed in the table below.

Name and Address	Number of TYN Common Shares	Percent of Class

First Trust Portfolios L.P.(**) First Trust Advisers L.P.(**) The Charger Corporation(**) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	873,450	13.9%
__________________
(**)
Information based on 13G filing jointly filed by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P. on January 24, 2011.  The Charger Corporation is the General Partner of both First Trust Portfolios L.P. and First Trust Advisors L.P.  First Trust Portfolios L.P. acts as sponsor of certain unit investment trusts which hold shares of TYN.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investment Advisory Agreement.  Tortoise Capital Advisors, LLC is each Company’s investment adviser.  The Adviser’s address is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  As of January 31, 2011, the Adviser had approximately $6.3 billion of client assets under management.  The Adviser may be contacted at the address listed on the first page of this proxy statement.

Pursuant to the terms of an Advisory  Agreement between TYG and the Adviser, dated September 15, 2009 (the "TYG Advisory Agreement"), TYG pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets.  In its last fiscal year, TYG incurred $11,956,215 in net fees due to the Adviser under the TYG Advisory Agreement.  The Adviser has contractually agreed to waive, through July 19, 2011, all of its fees due under the TYG Advisory Agreement related to the net proceeds received by the Company from an offering completed on January 19, 2011.

Pursuant to the terms of an Advisory  Agreement between TYY and the Adviser, dated September 15, 2009 (the "TYY Advisory Agreement"), TYY pays to the Adviser a fee equal on an annual basis to 0.95% annually of TYY’s average monthly Managed Assets for such services.  In its last fiscal year, TYY incurred $6,381,443 in fees due to the Adviser under the TYY Advisory Agreement.

Pursuant to the terms of an Advisory Agreement between TYN and the Adviser, dated September 15, 2009 (the “TYN Advisory Agreement”), TYN pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 1.00% of TYN’s average monthly Managed Assets.  The Adviser has contractually agreed to waive a portion of the fee equal to 0.10% of the average monthly Managed Assets for the period from January 1, 2009 through December 31, 2010 and to waive fees in the amount of 0.05% of average monthly Managed Assets from January 1, 2011 through December 31, 2011.  In its last fiscal year, TYN incurred $1,514,943 in net fees due to the Adviser under the TYN Advisory Agreement.

Pursuant to the terms of an Advisory  Agreement between TPZ and the Adviser, dated September 15, 2009 (the "TPZ Advisory Agreement"), TPZ pays to the Adviser quarterly, as compensation for the

services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets.   The Adviser has agreed to a fee waiver of 0.15% of Managed Assets through December 31, 2011 and 0.10% of Managed Assets from January 1, 2012 through December 31, 2012.  In its last fiscal year, TPZ incurred $1,509,549 in net fees due to the Adviser under the TPZ Advisory Agreement.

Pursuant to the terms of an Advisory Agreement between NTG and the Adviser, dated June 18, 2010 (the “NTG Advisory Agreement”), NTG pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Company’s  average monthly Managed Assets.   The Adviser has agreed to a fee waiver of 0.25% of Managed Assets through July 30, 2011 and 0.10% of Managed Assets from August 1, 2011 through July 30, 2012.  In its last fiscal year, NTG incurred $2,909,630 in net fees due to the Adviser under the NTG Advisory Agreement.

With respect to each Company, “Managed Assets” means the total assets of the Company (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities other than (1) net deferred tax liability or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares.

The Adviser is wholly-owned by Tortoise Holdings, LLC (“Tortoise Holdings”). Montage Asset Management, LLC, a wholly-owned subsidiary of Mariner Holdings, LLC, owns a majority interest in Tortoise Holdings, LLC, with the remaining interests held by the five members of the Adviser’s investment committee, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, who are also officers of each Company, and certain other senior employees of the Adviser.  Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are employed by the Adviser and have indirect ownership and financial interests in the Adviser.  As a result, they may each be deemed to have an indirect material interest in fees paid to the Adviser.

MORE INFORMATION ABOUT THE MEETING

Stockholders.  At the record date, each Company had the following number of shares issued and outstanding:

	Common Shares	Preferred Shares

TYG	27,199,433	7,300,000

TYY	19,345,016	5,000,000

TYN	6,295,750	-

TPZ	6,940,986	-

NTG	45,404,188	3,600,000

How Proxies Will Be Voted.  All proxies solicited by the Board of Directors of each Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting.  Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy.  If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement.

How To Vote.  You may vote your shares by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the meeting.

Expenses and Solicitation of Proxies.  The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Companies on a pro rata basis.  Each Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company.  In order to obtain the necessary quorum for a Company at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Adviser, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations.  If a proxy solicitor is retained by any Company, the costs associated with all proxy solicitation are not anticipated to exceed $35,000.  None of the Companies will pay any representatives of the Company or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy.  With respect to each Company, at any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum.  With respect to each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum.  For purposes of determining the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers' shares) will be treated as shares that are present at the meeting but have not been voted.

With respect to each Company, if a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Availability of Annual Report of TYG, TYY, TYN, TPZ and NTG.  Each Company will furnish without charge upon written request a copy of its most recent annual report.  Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Company’s common shares entitled to vote at the annual meeting of stockholders. Such written request should be directed to the Company’s Secretary at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, (866) 362-9331.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each Company’s directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange.  Those persons and entities are required by SEC regulations to furnish the applicable Company with copies of all Section 16(a) forms they file.  Based on a review of those forms furnished to the Company, each Company believes that its directors and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year, except that certain affiliates of the Adviser controlled by Mariner Holdings, LLC were late in Filing Form 3s.  Such Form 3s have now been filed.  To the knowledge of management of each Company, no person is the beneficial owner (as defined in Rule 16a-1 under the Exchange Act) of more than 10% of a class of such Company’s equity securities.

ADMINISTRATOR

TYG, TYY, TYN, TPZ and NTG have each entered into administration agreements with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

STOCKHOLDER COMMUNICATIONS

Stockholders are able to send communications to the Board of Directors of each Company.  Communications should be addressed to the Secretary of the applicable Company at its principal offices at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Secretary will forward any communications received directly to the Board of Directors or particular director, as applicable.

CODE OF ETHICS

Each of the Companies has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons and which is available through the Company’s link on its investment adviser’s website (www.tortoiseadvisors.com).

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2010 ANNUAL MEETING

Method for Including Proposals in a Company’s Proxy Statement.  Under the rules of the SEC, if you want to have a proposal included in a Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, not later than 5:00 p.m., Central Time on ___________, 2011.  Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act.  Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

Other Proposals and Nominations.  If you want to nominate a director or have other business considered at a Company’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Company’s Bylaws.  Under each Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, no earlier than ____________  in the case of TYG and ____________ in the case of each of TYY, TYN, TPZ and NTG, nor later than 5:00 p.m. Central Time on ____________in the case of TYG and ___________ in the case of each of TYY, TYN, TPZ and NTG.  The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws.  With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act.  With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business.  Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws.  A copy of each Company’s Bylaws may be obtained by contacting the Secretary of the Company at 1-866-362-9331 or by writing the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in any Company’s proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors
Connie J. Savage
Secretary

______________, 2011

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE
[Tortoise Logo]

Proxy — Tortoise Energy Infrastructure Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 20, 2011

The undersigned holder of common shares of Tortoise Energy Infrastructure Corporation appoints H. Kevin Birzer and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on May 20, 2011 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.

1.           Nominee:

FOR                      WITHHOLD
Conrad S. Ciccotello                         [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2011 annual meeting of stockholders.

For           Against            Abstain

[   ]           [   ]                      [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2011:

           For           Against                Abstain

[   ]           [   ]                      [   ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
Change of Address – Please print new address below.                                                                                                                                          Meeting Attendance
Mark box to the right	☐
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
ENCLOSED ENVELOPE

[Tortoise Logo]

Proxy — Tortoise Energy Infrastructure Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 20, 2011

The undersigned holder of preferred shares of Tortoise Energy Infrastructure Corporation appoints H. Kevin Birzer and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on May 20, 2011 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.

1.           Nominee:
FOR                      WITHHOLD
Conrad S. Ciccotello                         [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2011 annual meeting of stockholders.

For           Against           Abstain

[   ]           [   ]                      [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2011:

           For           Against               Abstain

[   ]           [   ]                      [   ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
Change of Address – Please print new address below. Meeting Attendance
Mark box to the right	☐
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE
[Tortoise Logo]

Proxy — Tortoise Energy Capital Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 20, 2011

The undersigned holder of common shares of Tortoise Energy Capital Corporation appoints H. Kevin Birzer and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Capital Corporation to be held on May 20, 2011 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.

1.           Nominee:
FOR                      WITHHOLD
Conrad S. Ciccotello                         [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2011 annual meeting of stockholders.

For           Against          Abstain

[   ]           [   ]                      [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2011:

           For           Against              Abstain

[   ]           [   ]                      [   ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
Change of Address – Please print new address below. Meeting Attendance
Mark box to the right	☐
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE
[Tortoise Logo]

Proxy — Tortoise Energy Capital Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 20, 2011

The undersigned holder of preferred shares of Tortoise Energy Capital Corporation appoints H. Kevin Birzer and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Capital Corporation to be held on May 20, 2011 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.

1.           Nominee:
FOR                      WITHHOLD
Conrad S. Ciccotello                         [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2011 annual meeting of stockholders.

For           Against           Abstain

[   ]           [   ]                      [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2011:

           For           Against               Abstain

[   ]           [   ]                      [   ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
Change of Address – Please print new address below. Meeting Attendance
Mark box to the right	☐
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

[Tortoise Logo]

Proxy — Tortoise North American Energy Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 20, 2011

The undersigned holder of shares of Tortoise North American Energy Corporation appoints H. Kevin Birzer and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise North American Energy Corporation to be held on May 20, 2011 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.

1.           Nominee:
FOR                      WITHHOLD
Conrad S. Ciccotello                         [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2011 annual meeting of stockholders.

For           Against           Abstain

[   ]           [   ]                      [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2011:

           For           Against               Abstain

[   ]           [   ]                      [   ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
Change of Address – Please print new address below. Meeting Attendance
Mark box to the right	☐
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE
[Tortoise Logo]

Proxy — Tortoise Power and Energy Infrastructure Fund, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 20, 2011

The undersigned holder of shares of Tortoise Power and Energy Infrastructure Fund, Inc. appoints H. Kevin Birzer and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Power and Energy Infrastructure Fund, Inc. to be held on May 20, 2011 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.

1.           Nominee:
FOR                      WITHHOLD
Conrad S. Ciccotello                         [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2011 annual meeting of stockholders.

For           Against         Abstain

[   ]           [   ]                      [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2011:

           For           Against            Abstain

[   ]           [   ]                      [   ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
Change of Address – Please print new address below. Meeting Attendance
Mark box to the right	☐
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
[Tortoise Logo]

Proxy — Tortoise MLP Fund, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 20, 2011

The undersigned holder of common shares of Tortoise MLP Fund, Inc. appoints H. Kevin Birzer and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Capital Resources Corporation to be held on May 20, 2011 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.

1.           Nominee:
FOR                      WITHHOLD
Conrad S. Ciccotello                         [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company’s sale, with approval of its Board of Directors, of warrants or securities to subscribe for or convertible into shares of common stock and issuance of the common shares issuable pursuant to such warrants or securities, subject to the limitations set forth in the proxy statement for the 2011 annual meeting of stockholders.

For           Against    Abstain

[   ]           [   ]                      [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2011.

For   Against   Abstain

    [   ]   [   ]      [   ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
           Change of Address – Please print new address below.                                                                                                                                          Meeting Attendance
Mark box to the right	☐
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
[Tortoise Logo]

Proxy — Tortoise MLP Fund, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 20, 2011

The undersigned holder of preferred shares of Tortoise MLP Fund, Inc. appoints H. Kevin Birzer and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Capital Resources Corporation to be held on May 20, 2011 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.

1.           Nominee:
FOR                      WITHHOLD
Conrad S. Ciccotello                        [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company’s sale, with approval of its Board of Directors, of warrants or securities to subscribe for or convertible into shares of common stock and issuance of the common shares issuable pursuant to such warrants or securities, subject to the limitations set forth in the proxy statement for the 2011 annual meeting of stockholders.

For           Against            Abstain

[   ]           [   ]                      [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2011.

For	Against	Abstain

[ ]	[ ]	[ ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
           Change of Address – Please print new address below.                                                                                                                                          Meeting Attendance
Mark box to the right
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /